UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
(Amendment No.     )

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PIXELWORKS, INC.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES
EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 20, 2025

PIXELWORKS, INC.
(Exact name of registrant as specified in its charter)

Oregon	000-30269	91-1761992
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

16760 SW Upper Boones Ferry Rd., Suite 101
Portland, OR 97224
(503) 601-4545
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	PXLW	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company   ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 8.01    Other Events.
On December 20, 2025, the Board of Directors (the “Board”) of Pixelworks, Inc. (the “Company”), adopted resolutions by unanimous written consent (the “Resolutions”) directing the Company’s management to take all necessary steps to complete the pending sale (the “Sale”) of all of the shares of common stock of Pixelworks Semiconductor Technology (Shanghai) Co., Ltd. (“PWSH”), held by Pixelworks Semiconductor Technology Company, LLC, a wholly owned subsidiary of the Company, to Tiansui Xinyuan Technology (Shanghai) Co., Ltd. (the “Buyer”). Prior to adopting the Resolutions, the Board held a special meeting on December 19, 2025, during which the Company’s executive officers and directors discussed in detail a number of factors that led to the decisions reflected in the Resolutions, including the following:
•the Company would need additional capital to scale the PWSH business to reach and sustain profitability, which would be difficult and expensive for the Company to raise given the current capital structure of PWSH;
•the Company’s TrueCut business is potentially a high margin technology licensing business that is expected to require significantly less capital to reach and sustain profitability;
•the Sale will enable the Company to resolve the repurchase rights held by the other PWSH shareholders, a significant financial obligation of the Company that otherwise would continue to increase and could require significant additional capital to resolve; and
•the Sale will enable the Company to focus on designing and developing cutting-edge visual processing technology, the Company’s core competency and strategic focus over the past several years, and to pursue the licensing model, a more cost-effective means of monetizing this technology than the fabless semiconductor model.
Based on the foregoing factors, the Board determined that the Sale does not involve the sale of substantially all of the Company’s property and assets and, therefore, that shareholder approval is not required for the completion of the Sale. Based on this determination, the Resolutions direct the Company’s management not to continue to seek any additional proxies from the Company’s shareholders in connection with its previously announced special meeting of shareholders.
Shareholder approval of the Sale was originally sought by the Board to provide shareholders the opportunity to weigh in on this important decision facing the Company and in deference to the request of the Buyer. As of the most recent reconvening of the special meeting of shareholders on December 19, 2025, the Company had received proxies voting in favor of the Sale from the holders of approximately 61% of the total shares of the Company’s common stock outstanding on the record date for the meeting. Proxies received by the Company as of that date represented approximately 63% of the common stock outstanding, and proxies voted in favor of the sale represented approximately 98% of the shares covered by proxies received as of that date. When, as previously announced, the special meeting is reconvened on December 31, 2025, the Company intends to hold the vote on the remaining proposals and adjourn the meeting. By doing so, the Company does not intend to suggest that shareholder approval is required to complete the Sale.
The Board continues to believe that the Sale is in the best interests of the Company and its shareholders and represents a critical step in pursuing the strategic goals of the Company and the businesses of the Company that are expected to continue. The Sale is currently expected to be completed in early January 2026.
Forward-Looking Statements
This Current Report on Form 8-K contains “forward-looking statements” that involve substantial risks and uncertainties for purposes of the safe harbor provided by the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, included in this Form 8- K are forward-looking statements. Examples of such statements include, but are not limited to, statements regarding the closing of the Sale and the expected timing thereof and the Company’s plans and expectations following the Sale. We may not actually achieve the plans, carry out the intentions or meet the expectations or projections disclosed in the forward-looking statements and you should not place undue reliance on these forward-looking statements. Such statements are based on management’s current expectations and understandings and involve risks and uncertainties. Actual results and performance could differ materially from those projected in the forward-looking statements as a result of many factors, including, without limitation, market and other conditions and other factors described in this report and in our other filings with the Securities and Exchange Commission (the “SEC”) from time to time. We disclaim any intent or obligation to update these forward-looking statements to reflect events or circumstances that exist after the date on which they were made, except as required by law. You should review additional disclosures we make in our filings with the SEC, including our Annual Report on Form 10-K, our Quarterly Reports on Form 10-Q, and current reports.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PIXELWORKS, INC.
(Registrant)

Dated:	December 22, 2025	/s/ Haley F. Aman
Haley F. Aman Chief Financial Officer